Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies KERRY TAYLOR

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 9, 2026 04:58 PM Pacific Time

Incorporation Number:	BC0886671

Recognition Date and Time:	Incorporated on July 26, 2010 11:01 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:
DEFINIUM THERAPEUTICS, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET,	1055 DUNSMUIR STREET,
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET,	1055 DUNSMUIR STREET,
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Gryska, David

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

Last Name, First Name, Middle Name:
Bruhn, Suzanne

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

Last Name, First Name, Middle Name:
Crystal, Roger

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

Last Name, First Name, Middle Name:
Krebs, Andreas

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

Last Name, First Name, Middle Name:
Barrow, Robert

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8

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CANADA	CANADA

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Last Name, First Name, Middle Name:
Vallone, Carol

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

RESOLUTION DATES:
Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:
February 24, 2020 May 27, 2021 June 1, 2022

AUTHORIZED SHARE STRUCTURE
1. No Maximum	COMMON Shares	Without Par Value

Without Special Rights or
Restrictions attached

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